SECURITY AGREEMENT

This Security Agreement is made and entered into this 7th day of April, 2022, by and between KRONOS ADVANCED TECHNOLOGIES WV, INC., a West Virginia corporation (“Debtor) and WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY, a West Virginia public corporation (“Secured Party”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement (as hereinafter defined).  Debtor and Secured Party agree as follows:

1.In consideration for loans made by Secured Party to Debtor and for other good and valuable consideration, the receipt of which is hereby acknowledged, Debtor hereby grants to Secured Party a security interest in all right, title and interest of Debtor in all of Debtor’s machinery, equipment, furniture and fixtures described on Exhibit A attached hereto and incorporated herein by reference, together with all additions and accessions thereto, all replacements thereof, all substitutions, repairs and improvements existing or later placed upon, added to or made in connection with the foregoing, all products and proceeds thereof, and all benefits and proceeds payable under any and all insurance policies covering the foregoing including without limitation the return of unearned collateral insurance policy premiums covering the foregoing (hereinafter referred to collectively as the “Collateral”).

2.The security interest in the Collateral secures the payment by Debtor to Secured Party of all accrued interest, unpaid principal, late charges and other amounts due and owing by Debtor to Secured Party under (a) that certain Promissory Note (Real Estate Loan) dated as of the date hereof (together with all amendments, renewals, extensions, substitutions and modifications thereof, the “Real Estate Loan Promissory Note”) in the original principal amount of One Million Eight Hundred Forty Five Thousand and 00/100 Dollars ($1,845,000.00), made by

Debtor and Kronos Advanced Technologies, Inc., a Nevada corporation (“KAT”), and payable to the order of Secured Party, and (b) that certain Promissory Note (Equipment Loan) dated as of the date hereof (together with all amendments, renewals, extensions, substitutions and modifications thereof, the “Equipment Loan Promissory Note” and together with the Real Estate Loan Promissory Note, the “Promissory Notes”) in the original principal amount of Seven Hundred Sixty Five Thousand and 00/100 Dollars ($765,000.00), made by Debtor and KAT, and payable to the order of Secured Party all in accordance with the terms and conditions of that certain Loan Agreement dated as of the date hereof between Secured Party, Debtor and KAT (together with all amendments, renewals, extensions, substitutions and modifications thereof, the “Loan Agreement”), together with any amendment, continuation, modification, extension, renewal or refinancing of the Promissory Notes, or of any notes or other evidence of indebtedness relating to said Promissory Notes, however changed in form, manner or amount (hereinafter collectively referred to as the “Indebtedness”).  This Security Agreement shall, in addition to securing said sums due to Secured Party pursuant to the Indebtedness, secure all future advances made by Secured Party to, or for the account of Debtor, including advances for loans and advances for repairs to or maintenance of the Collateral, and all reasonable costs, fees, expenses and charges, including, without limitation, attorneys’ fees, incurred in the collection of any such Indebtedness.

3.Debtor agrees, covenants and warrants as follows:

(a)The Collateral will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear from its intended primary use.

(b)Debtor has good and marketable title to the Collateral described herein which is free and clear from all liens and encumbrances, and Debtor has the right to convey a valid and binding security interest in the Collateral to Secured Party.

(c)Until this Security Agreement is terminated, the Collateral will be insured against fire, theft, vandalism, malicious mischief, and other hazards in an amount and with a policy or policies of insurance acceptable to Secured Party and payable to both Secured Party and Debtor, as their interests may appear, and with the policies, or copies thereof, deposited with Secured Party.  Such insurance policies shall provide at least thirty (30) days’ prior written notice to Secured Party of any termination of or substantial modification in coverage under such insurance policy.

(d)Debtor shall not lease, sell, transfer, assign or otherwise dispose of the Collateral or any interest therein, other than replacement thereof in the ordinary course of business, or subject the Collateral to any unpaid charges, taxes, encumbrances, liens or to any subsequent interest or claim of a third party created or suffered by Debtor, whether voluntarily or involuntarily, unless Secured Party gives its prior written consent to such sale, transfer, assignment, disposition, charge, tax, encumbrance, lien or subsequent interest or claim.

(e)Debtor authorizes Secured Party to file financing statements and continuation statements, with or without the signature of the Debtor, in all jurisdictions necessary to create, perfect, and continue the security interests created by this Security Agreement, and Debtor will pay all fees and costs associated with the filing of such statements.  Debtor will sign and execute, alone or with Secured Party, any financing statements, amendments or other documents, procure any documents and pay all costs necessary to maintain, defend and protect the security interests arising under this Security Agreement against the rights or interests of any third party.

4.Debtor shall pay to Secured Party, immediately upon demand, all reasonable costs, fees, expenses and charges, including, without limitation, reasonable attorneys’

fees and expenses, incurred by Secured Party to remedy a default under this Security Agreement, preserve and protect the Collateral, or take possession of and sell the Collateral which Secured Party elects pursuant to the terms hereof.  If unpaid by Debtor, such costs and expenses shall be secured by this Security Agreement and bear interest at the rate of ten percent (10%) per annum.

5.At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances not authorized by this Security Agreement at any time placed on the Collateral, may pay for insurance on the Collateral if not paid by Debtor when due, and may pay for the maintenance and preservation of the Collateral.  Debtor shall reimburse Secured Party, immediately upon demand, for any cost or expense incurred by Secured Party pursuant to the foregoing authorization, which if not paid shall be secured by this Security Agreement and bear interest at the rate of ten percent (10%) per annum.

6.Until Default, as defined hereunder, Debtor shall be entitled to the possession of the Collateral and to use and enjoy the same.

7.Debtor shall be in default hereunder (“Default”) upon failure to pay when due any amount payable hereunder or under said Promissory Notes or upon failure to observe or perform any of Debtor’s other obligations contained herein or in the Loan Agreement or any other WVEDA Loan Document.

8.Upon the occurrence of any Default by Debtor, Secured Party shall give written notice of such Default to Debtor. In such event, Debtor shall have 30 days following the date notice of such Default is sent to cure the Default.  If a Default, other than a failure of payment or insolvency, can not be cured within such 30-day notice period, then Debtor may take such longer period of time as is reasonably necessary to cure said Default, so long as Debtor commences a cure within the original 30-day period and diligently and continuously pursues the cure of the Default in good faith.

9.If one or more Defaults shall occur and are not cured within the 30-day period or such longer cure period as set forth in Section 8 hereof, then Secured Party may exercise its right of enforcement under the Uniform Commercial Code in force in West Virginia (the “WV UCC”), at the date of this Security Agreement and, in conjunction with, in addition to, or in substitution for those rights, at its sole discretion and without judicial process, Secured Party may enter upon Debtor’s premises to take possession of, disassemble and collect the Collateral or render it unusable, and may require Debtor to disassemble the Collateral and make it available at a mutually convenient place designated by Secured Party to allow Secured Party to take possession of or dispose of the Collateral.  Secured Party may waive any Default or remedy any Default in any reasonable manner without waiving the Default remedy and without waiving any other prior or subsequent Defaults.  In the event of Default by Debtor in its obligations to Secured Party and the repossession by Secured Party of the Collateral, Secured Party may sell, lease or otherwise dispose of all or part of the Collateral in its existing condition or after any commercially reasonable preparation or processing.  Disposition of the Collateral may be by public or private proceedings and may be made by way of one or more contracts.

10.The rights, options and remedies of Secured Party shall be cumulative and no failure or delay by Secured Party in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or a waiver of any event of Default hereunder.

11.All notices under this Security Agreement shall be in writing and shall be sufficiently given when sent by certified mail, return receipt requested, directed to the recipient at the address stated below or such other address given by the recipient in the same manner subsequent to the execution of this Security Agreement, which notice shall be effective upon receipt by such party:

To Debtor:Kronos Advanced Technologies WV, Inc.

2501 Garfield Avenue

Parkersburg, West Virginia 26101

Attention:  Chief Operating Officer

To Secured Party:West Virginia Economic Development Authority

NorthGate Business Park

180 Association Drive

Charleston, West Virginia  25311-1217

Attention:  Executive Director

12.To the extent Debtor’s obligations to Secured Party are now or hereafter secured by property other than the Collateral or by a guarantee, endorsement or property of any other person or entity, then Secured Party shall have the right, in its sole discretion, to determine which rights, guarantees, endorsements, security, liens or remedies Secured Party shall pursue without waiving or affecting any of Secured Party’s rights hereunder.

13.The Collateral is located at 2501 Garfield Avenue, Parkersburg, West Virginia, and will remain at said location until Secured Party consents in writing to its movement or said Promissory Notes are paid in full.  Secured Party may inspect the Collateral at any reasonable time and upon reasonable notice, wherever the Collateral is located.

14.Any provision of this Security Agreement which is prohibited or unenforceable by the law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.All covenants and agreements contained in this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

16.Secured Party may sell, transfer, assign or encumber all or any part of its interest in this Security Agreement without the consent of Debtor.

17.This Security Agreement and the security interest in the Collateral created hereunder shall be governed by the laws of the State of West Virginia and any disputes arising under this Security Agreement shall be resolved in the courts of West Virginia.

18.No inference shall be drawn in favor of or against either party because of its participation in the drafting of this Security Agreement.

19.This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized as of the day and year first above written.

KRONOS ADVANCED TECHNOLOGIES WV,

INC.,

a West Virginia corporation

By:___________________________________

Name:  Joseph L. Florence

Its:  Chief Operating Officer

WEST VIRGINIA ECONOMIC

DEVELOPMENT AUTHORITY,

a West Virginia public corporation

By:

Name:Kris E. Warner

Title:Executive Director

14773905 (1916.0939)

EXHIBIT A

GX7 Machinery and Equipment List

	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	QUANTITY	ASSET CLASS	SUB CLASS

This transaction includes the purchase of all the manufacturing equipment, material handling equipment, workstations, inventory mezzanine, infrastructure, intellectual property, employee list, customer list, information technology assets, both custom and purchased software, quality system and procedures, work instructions, and any other assets contained in the manufacturing facility.

	DESCRIPTION	MANUFACTURER	MODEL	SERIAL NUMBER	QUANTITY	ASSET CLASS	SUB CLASS
1	LINE 4 CHIP SHOOTER	UNIVERSAL INTRUMENTS CORP	4797 A HSP	4797A-0-11002	1	SMT	CHIP SHOOTER
2	LINE 4 GSM	UNIVERSAL INTRUMENTS CORP	4688A	10030443	1	SMT	PICK & PLACE
3	LINE 4 GSM PTF	UNIVERSAL INTRUMENTS CORP	4559A	10082611	1	SMT	PICK & PLACE
4	LINE 4 SCREEN PRINTER	SPEEDLINE TECHNOLOGIES MPM AP EXCEL	MPM AP EXCEL	10542	1	SMT	SCREEN PRINTER
5	LINE 3 SCREEN PRINTER	SPEEDLINE TECHNOLOGIES	MPM AP EXCEL	Not Listed	1	SMT	SCREEN PRINTER
6	LINE 2 SCREEN PRINTER	DEK	265	83021	1	SMT	SCREEN PRINTER
7	LINE 4 OVEN REFLOW	ELECTROVERT SPEEDLINE TECHNOLOGIES	OMNI EXCEL 10	486649	1	SMT	REFLOW
8	LINE 3 OVEN REFLOW	ELECTROVERT SPEEDLINE TECHNOLOGIES	OMNI EXCEL 10	469313	1	SMT	REFLOW
9	LINE 1 OVEN REFLOW	RESEARCH INTERNATIONAL MICROFLO	MF-11	90960-0800	1	SMT	REFLOW
10	LINE 2 OVEN REFLOW	VITRONICS	722	17179	1	SMT	REFLOW
11	PDR IR Rework Stations	PDR	Not Listed	Not Listed	2	SMT	REFLOW
12	LINE 4 CONVEYOR	FLEX LINK CONVEYOR	Not Listed	F1500-04-1021	1	SMT	CONVEYOR
13	CONVEYORS	Not Listed	Not Listed	Not Listed	7	SMT	CONVEYOR
14	FEEDERS	Not Listed	Not Listed	Not Listed	877	SMT	SMT
15	FEEDER CARTS	Not Listed	Not Listed	Not Listed	28	SMT	SMT
16	MICROSCOPES	OMANO	Not Listed	Not Listed	15	SMT	SMT
17	LEADED WAVE	DEKTEK	DN-400	WAVE12542	1	PTH	WAVE
18	LEAD FREE WAVE	DEKTEK	DN-400	WAVE11603	1	PTH	WAVE
19	SOLDER POT	DEKTEK	SOLDER POT	Not Listed	1	PTH	WAVE
20	MICROSCOPES	OMANO	Not Listed	Not Listed	15	SMT	SMT
21	STUFF LINE	Not Listed	Not Listed	Not Listed	22	PTH	PREP
22	COMPONENT PREP	STRECKFUSS	C065	Not Listed	1	PTH	PREP
23	COMPONENT PREP	HEPCO	1500-SP2	4355	1	PTH	PREP
24	WIRE LENGTH COUNTER	HVKON	1410	59048	1	PTH	PREP
25	Wire Stripper	EUBANKS	Model 4900-01M	Not Listed	1	PTH	PREP
26	WIRE TERMINATION	AMP O LECTRIC	1-471273	57886	1	PTH	PREP
27	MISC CRIMP TOOLS	Not Listed	Not Listed	Not Listed	48	PTH	PREP
28	MISC WIRE STRIPPERS	Not Listed	Not Listed	Not Listed	52	PTH	PREP
29	RING LIGHTS	Not Listed	Not Listed	Not Listed	35	PTH	ASSY
30	AQUA CYCLER DEIONIZER	SEPARATION TECHNOLOGIETS	ST1034	1093	1	ASSY	WASH
31	WATER WASH	TECHNICAL DEVICES NU/CLEAN POLYSTEEL	PS-526Z	4892-170	1	ASSY	WASH
32	Vapor Degreaser	BARON BLAKESLEE	Not Listed	Not Listed	1	ASSY	WASH
33	SOLDER STATIONS	PACE	Not Listed	Not Listed	10	ASSY	ASSY
34	FILE SERVERS	Not Listed	Not Listed	Not Listed	4	IT	IT
35	MAX ERP	EXACT	Not Listed	Not Listed	1	IT	SOFTWARE
36	QES	QES	Not Listed	Not Listed	1	IT	SOFTWARE
37	LGOIC ANALYZER	HEWLETT PACKARD	166ICS	US37420121	1	TEST	LOGIC ANALYZER
38	OHM METER	ISOTEK	E081	B039034	1	TEST	METER
39	OSCILLOSCOPE	BECKMAN INDUSTRIAL	9020	9070721	1	TEST	OSCILLOSCOPE
40	OSCILLOSCOPE	TEKTRONICS	E073	C035607	1	TEST	OSCILLOSCOPE
41	OSCILLOSCOPE	TEKTRONICS	E069	C039532	1	TEST	OSCILLOSCOPE
42	OSCILLOSCOPE	TEKTRONICS	TDS340	B010802	1	TEST	OSCILLOSCOPE
43	OSCILLOSCOPE	TEKTRONICS	TDS420A	B010868	1	TEST	OSCILLOSCOPE
44	POWER SUPPLY	BK PERSION	1761	37508010263	1	TEST	POWER SUPPLY
45	POWER SUPPLY	HYPOT	4040A	1502	1	TEST	POWER SUPPLY
46	POWER SUPPLY	HYPOT	4040A	5367	1	TEST	POWER SUPPLY
47	POWER SUPPLY	KEPCO	E053	C71907	1	TEST	POWER SUPPLY
48	POWER SUPPLY	HUBBELL	HP 100	149701115	1	TEST	POWER SUPPLY
49	POWER SUPPLY	HYAMP JR	3030D	A140217	1	TEST	POWER SUPPLY
50	POWER SUPPLY	Not Listed	E085	7505040804	1	TEST	POWER SUPPLY
51	POWER SUPPLY	Not Listed	E051	37508010189	1	TEST	POWER SUPPLY
52	POWER SUPPLY	FUG MCA 1500-400	E035	10895-01-01	1	TEST	POWER SUPPLY
53	POWER SUPPLY	SLAUGHTER 2510	E136	3202719	1	TEST	POWER SUPPLY
54	POWER SUPPLY	VISICOMM	PM4506050	10082	1	TEST	POWER SUPPLY
55	POWER SUPPLY	LEADER LCR-745-01	E015	3090097	1	TEST	POWER SUPPLY
56	WORKSTATIONS	BLUE STATIONS	Not Listed	Not Listed	104	ASSY	WORKSTATIONS
57	WORK BENCHES	5' X 30" GREY	Not Listed	Not Listed	55	ASSY	WORKSTATIONS
58	CHAIRS	MISC	Not Listed	Not Listed	160	ASSY	WORKSTATIONS
59	IONIZING AIR GUN	SIMCO	4005105	63040051054291	1	ASSY	WORKSTATIONS
60	IONIZING AIR GUN	SIMCO	4005105	61240051053728	1	ASSY	WORKSTATIONS
61	IONIZING AIR GUN	SIMCO	4005105	22040051057031	1	ASSY	WORKSTATIONS
62	AIR COMPRESSOR	AIR COMPRESSOR WORLD.COM	E-30	SW812954	1	MECH	MECH
63	ESD TOTS	Not Listed	Not Listed	Not Listed	345	MATERIAL HANLDING	MECH
64	ROLLING CHARTS	Not Listed	Not Listed	Not Listed	88	MATERIAL HANLDING	MECH
65	MEZZADINE	54 FEET X 54 FEET TWO STORY	Not Listed	Not Listed	1	MATERIAL HANLDING	MECH
66	DISPENSER	EFD	1000XL	663276T	1	ASSY	ASSY
67	DISPENSER	EFD	1000XL	598443T	1	ASSY	ASSY
68	BAR CODE PRINTER	BRADEY	BP-PR600	131082	1	ASSY	ASSY
69	LABEL MAKER	BRADY TLS 200 THERMAL LABELING SYSTEM	TLS 200	Not Listed	1	ASSY	ASSY
70	SEALER	QUICK WARMER SEALED AIR CORPORATION	Not Listed	Not Listed	1	ASSY	ASSY
71	SEALER	IMPULSE SEALER	AIE-400P	Not Listed	1	ASSY	ASSY
72	LABEL MAKER	ZEBRA ZP450	ZP450-0501-0000A	26J132701221	1	ASSY	ASSY

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